UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The Western Digital Corporation 401(k) Plan (the “401(k) plan”) is transitioning to a new plan administrator. To facilitate the transition, all transactions in the 401(k) plan will be temporarily suspended during a blackout period. Participants in the 401(k) plan were notified of the blackout period on November 16, 2021. During the blackout period, participants in the 401(k) plan will be unable to make changes to their contribution rates and investment allocations, make loan repayments or request new loans, or request withdrawals or distributions under the 401(k) plan, including with respect to the shares of common stock, $0.01 par value per share, of Western Digital Corporation (the “Company”) held by the trust for the 401(k) plan in the stock fund. The blackout period is expected to begin at 4:00 pm Eastern Time on Thursday, December 23, 2021 and end during the week of January 9, 2022. The notification described under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 relating to the blackout period was provided to the Company on November 16, 2021.

On November 19, 2021, the Company sent a notice to its directors and executive officers informing them of the 401(k) plan blackout period and stock trading restrictions (including with respect to derivatives) that apply to them during the blackout period. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR under the Securities Exchange Act of 1934.

A copy of the notice to the directors and executive officers is attached as Exhibit 99.1. During the blackout period and for a period of two years after the ending date of the blackout period, stockholders or other interested parties may obtain, without charge, information about the actual beginning and ending dates of the blackout period by contacting the Company’s Corporate Secretary by telephone at (408) 717-6000 or by mail at Corporate Secretary, Western Digital Corporation, 5601 Great Oaks Parkway, San Jose, California 95119.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice to Directors and Executive Officers dated November 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

By:	/s/ Michael C. Ray
Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary

Date: November 19, 2021

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